     As filed with the Securities and Exchange Commission on July 20, 2001
                                                 Registration No. 333-__________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-1
                            REGISTRATION STATEMENT
                       Under The Securities Act of 1933

                          NATUS MEDICAL INCORPORATED
            (Exact name of Registrant as specified in its charter)

          Delaware                               3845                        77-0154833
(State or other jurisdiction of      (Primary Standard Industrial         (I.R.S. Employer
incorporation or organization)        Classification Code Number)      Identification Number)

                                         1501 Industrial Road
                                         San Carlos, CA  94070
                                             (650) 802-0400

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               -----------------

                             William H. Lawrenson
                            Chief Financial Officer
                             1501 Industrial Road
                             San Carlos, CA  94070
                                (650) 802-0400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               -----------------

                 Please send copies of all communications to:

          Robert P. Latta, Esq.                     John W. White, Esq.
           Julia Reigel, Esq.                     Cravath, Swaine & Moore
     Wilson Sonsini Goodrich & Rosati                 WorldWide Plaza
         Professional Corporation                    825 Eighth Avenue
            650 Page Mill Road                 New York, New York 10019-7475
         Palo Alto, CA 94304-1050                     (212) 474-1000
              (650) 493-9300

                               -----------------

       Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), please check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-44138

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.

                               -----------------

                        CALCULATION OF REGISTRATION FEE
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
---------------------------------------------------------------------------------------------------
  Title of Each Class of                Proposed Maximum Aggregate
Securities to be Registered                 Offering Price(1)         Amount of Registration Fee(2)
---------------------------------------------------------------------------------------------------
Common stock, $0.001 par value.......          $6,325,000                       $1,581.25
===================================================================================================
(1)  Estimated solely for the purpose of computing the amount of the registration fee pursuant to
     Rule 457(o) under the Securities Act of 1933.
(2)  5,125,000 shares were registered under registration statement no. 333-44138. A filing fee of
     $16,233.40 was previously paid with such earlier registration statement.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
===================================================================================================
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

             INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT

                  ON FORM S-1, REGISTRATION NUMBER 333-44138


     We hereby incorporate by reference into this registration statement on Form S-1 in its entirety the registration statement on Form S-1, registration number 333-44138, declared effective on July 19, 2001 by the Securities and Exchange Commission, including each of the documents we filed with the Commission and incorporated or were deemed to be incorporated by reference therein and all exhibits thereto.

                                   EXHIBITS

The following documents are filed as exhibits to this registration statement:

     5.1   Opinion of Wilson Sonsini Goodrich & Rosati
     23.1  Consent of Independent Auditors
     23.2 Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibit 5.1) 24.1* Power of Attorney

     -----------------
       *Incorporated by reference to registration statement on Form S-1 (file number 333-44138).


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, State of California on July 20, 2001.

                                    By:   /s/ Tim C. Johnson
                                        ----------------------------------------
                                        Tim C. Johnson
                                        President and Chief Executive Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS
REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE
CAPACITIES AND ON THE DATES INDICATED:
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
             Signature                                      Title                                 Date
------------------------------------      ------------------------------------------      ---------------------

         /s/ TIM C. JOHNSON               President, Chief Executive Officer, Chief           July 20, 2001
------------------------------------      Operating Officer and Director (Principal
           Tim C. Johnson                 Executive Officer)


     /s/ WILLIAM H. LAWRENSON*            Vice President Finance and Chief Financial          July 20, 2001
------------------------------------      Officer (Principal Accounting Officer)
        William H. Lawrenson

       /s/ WILLIAM NEW, JR.*              Director                                            July 20, 2001
------------------------------------
          William New, Jr.

      /s/ JAMES J. BOCHNOWSKI*            Director                                            July 20, 2001
------------------------------------
          James Bochnowski

       /s/ WILLIAM M. MOORE*              Director                                            July 20, 2001
------------------------------------
          William M. Moore

       /s/ DAVID NIERENBERG*              Director                                            July 20, 2001
------------------------------------
          David Nierenberg

                               INDEX TO EXHIBITS

Exhibit
Number
-------
5.1    Opinion of Wilson Sonsini Goodrich & Rosati.
23.1   Consent of Independent Auditors.
23.2 Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibit 5.1). 24.1* Power of Attorney.

----------------
*Incorporated by reference to registration statement on Form S-1 (file number
 333-44138).